EXHIBIT 99.2

VAULT PLEDGE AND SECURITY AGREEMENT

THIS VAULT PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of October 22, 2014, by VEHICLE ASSET UNIVERSAL LEASING TRUST (“VAULT”), as Pledgor (the “Pledgor”), on behalf of and acknowledged by ALLY CENTRAL ORIGINATING LEASE TRUST (“ACOLT”) and in favor of any Secured Noteholder (each Secured Noteholder, a “Pledgee” and together, the “Pledgees”).

WHEREAS, Ally Financial Inc. (formerly known as GMAC Inc. and General Motors Acceptance Corporation) (“Ally Financial”), as Initial Trust Beneficiary (the “Initial Trust Beneficiary”) and Servicer (the “Servicer”) and BNY Mellon Trust of Delaware (as successor to Chase Manhattan Bank USA, National Association), as Trustee (the “VAULT Trustee”), are parties to the Second Amended and Restated Trust and Servicing Agreement, dated as of March 25, 2004 (as it may be amended from time to time, the “VAULT Trust Agreement”), pursuant to which the trust known as the “Vehicle Asset Universal Leasing Trust,” “VAULT Trust,” “V.A.U.L. Trust” or “VAULT” was affirmed, and such VAULT Trust Agreement has been acknowledged and agreed to by Ally Bank (formerly known as GMAC Automotive Bank) (“Ally Bank”), as a Trust Beneficiary pursuant to the Designation of Trust Beneficiary and Creation of Series of Beneficial Interest, dated as of August 2, 2004 (the “Ally Bank Designation”), by Ally Financial and Ally Bank, and accepted and agreed to by the VAULT Trustee and by ACOLT, as a Trust Beneficiary pursuant to the Designation of Trust Beneficiary and Creation of Series of Beneficial Interest (the “ACOLT Designation”), dated as of April 7, 2010, between ACOLT and Ally Financial, and accepted and agreed to by the VAULT Trustee;

WHEREAS, pursuant to the VAULT Trust Agreement, VAULT has agreed to act as nominee holder of legal title to certain vehicles purchased by Ally Financial, Ally Bank (formerly known as GMAC Automotive Bank), Multi-Use Lease Entity Trust, Central Origination Lease Trust and ACOLT, as Trust Beneficiaries and the other Trust Beneficiaries designated from time to time pursuant to the VAULT Trust Agreement;

WHEREAS, pursuant to the Ally Bank Designation, Ally Bank, in its capacity as a Trust Beneficiary, may from time to time direct the VAULT Trustee to hold legal title to the portion of the Applicable Trust Estate known as the GMAC AB Series;

WHEREAS, pursuant to the Transfer Direction re Beneficial Interest in Applicable Trust Estate and Notice of Allocation of Lease Assets to Series 2014-SN2, dated as of October 17, 2014 (the “VAULT Transfer Direction”), by Ally Bank and Ally Central Originating Lease LLC (“ACOL LLC”), as Residual Certificateholder, and acknowledged, accepted and agreed to by the VAULT Trustee, the Servicer, ACOLT, the ACOLT Owner Trustee and the Secured Noteholders, Ally Bank, in it its capacity as a Trust Beneficiary, directed the VAULT Trustee to hold legal title to the portion of the Applicable Trust Estate set forth therein as a nominee for the benefit of ACOLT;

WHEREAS, ACOLT and Citibank, N.A., as indenture trustee (the “ACOLT Indenture Trustee”), are parties to the ACOLT Series 2014-SN2 Indenture, dated as of October 22, 2014 (the “ACOLT Indenture”), pursuant to which ACOLT issued the Secured Notes (the “Secured Obligations”);

WHEREAS, ACOLT, as owner of the beneficial interest in the portion of the GMAC AB Series of Ally Bank transferred pursuant to the VAULT Transfer Direction, has directed VAULT to enter into this Agreement;

WHEREAS, pursuant to this Agreement, VAULT will pledge its legal title to the Leased Vehicles related to the Lease Assets to the Pledgees in order to secure ACOLT’s obligations under the Secured Notes;

WHEREAS, the notation of the security interest of Ally Bank, or Ally Financial as its agent, on the certificates of title for the Leased Vehicles related to the Lease Assets perfects a security interest in those Leased Vehicles (to the extent, if any, such security interest is not otherwise perfected) for the benefit of Ally Bank, as the initial holder of the Secured Notes and for the benefit of any subsequent holders of the Secured Notes; and

WHEREAS, Ally Bank is, among other things, transferring its rights under this Agreement to Ally Auto Assets LLC (“Ally Auto”) in connection with Ally Bank’s sale to Ally Auto of the Secured Notes; Ally Auto is, among other things, selling its rights in and to the Secured Notes and associated rights (including rights under this Agreement) to Ally Auto Receivables Trust 2014-SN2 (“AART”); and AART is, among other things, pledging its rights in and to the Secured Notes and associated rights (including rights under this Agreement) to Citibank, N.A., as Indenture Trustee (the “AART Indenture Trustee”) to secure payment of the Notes;

NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise expressly provided in this Agreement, all capitalized terms used herein shall, unless defined herein, have the respective meanings set forth in Part I of Exhibit I to the Declaration of Trust, dated as of April 7, 2010 (as it may be amended from time to time, the “Declaration of Trust”), by Deutsche Bank Trust Company Delaware, as ACOLT Owner Trustee, and acknowledged, accepted and agreed to by ACOL LLC; or if not defined therein, in Part I of Appendix A to the Administration Agreement (the “Administration Agreement”), dated as of October 22, 2014, by and among Ally Auto, Ally Financial and AART; or if not defined therein, in the VAULT Trust Agreement. The rules of construction set forth in Part II of Appendix A to the Administration Agreement shall apply hereto.

Section 2. Grant of Security Interest. As security for the prompt payment of principal of and interest on, and any other amounts owing in respect of or on behalf of the Secured Obligations and for compliance with the provisions of the ACOLT Indenture by ACOLT, the Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Pledgees, and grants to the Pledgees, a continuing lien on and security interest in all of Pledgor’s legal title to the Leased Vehicles related to the Lease Assets identified in the VAULT Transfer Direction provided by Ally Bank to the VAULT Trustee (the “VAULT Pledged Collateral”), whether now existing or hereafter arising or acquired or substituted, for the equal and ratable benefit of the Pledgees and their respective successors, transferees and assigns. The Pledgees acknowledge that VAULT holds and shall hold legal title to the Leased Vehicles related to the Lease Assets in trust for the benefit of ACOLT, who enjoys and shall enjoy all beneficial interest therein pursuant to the VAULT Trust Agreement and that such beneficial interest is not and shall not be included in the VAULT Pledged Collateral.

Section 3. Representations and Warranties. The Pledgor represents and warrants that the Pledgor is a statutory trust, validly existing and in good standing under the laws of the state of Delaware and all vehicles held by the Pledgor are titled in the name of VAULT and not in the name of the VAULT Trustee. The Pledgor also represents and warrants that it has not granted and will not grant a lien in the VAULT Pledged Collateral to any Person except the Pledge granted hereunder.

Section 4. Continuing Pledge. This Agreement shall create a continuing security interest in the VAULT Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon the Pledgor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Pledgees, to the equal and ratable benefit of the Pledgees and their respective successors, transferees and assigns.

Section 5. Release of Security Interest. The Pledgees hereby acknowledge and agree that, if in accordance with Sections 2.04, 2.06 or 2.13 of the Servicing Agreement or Section 4.04 of the Sale and Contribution Agreement, ACOLT sells or reconveys any Leased Vehicle related to a Lease Asset, the Pledgees’ security interest in legal title to a Leased Vehicle that is sold or reconveyed by ACOLT will be released automatically upon such sale or reconveyance, and, in the case of the sale of a Leased Vehicle pursuant to Sections 2.04 or 2.06 of the Servicing Agreement, the Servicer shall instruct VAULT to convey legal title to the Leased Vehicle to the purchaser of such Leased Vehicle.

Section 6. Reinstatement, etc. If at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by the Pledgees, due to the insolvency, bankruptcy or reorganization of ACOLT or otherwise, such Secured Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application of payment, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligations all as though such application of payment had not been made.

Section 7. Waiver, etc. The Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that the Pledgees protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against any other Person or entity or any collateral securing any Secured Obligations.

Section 8. Remedies. The Pledgees may exercise all rights and remedies of a secured party following the occurrence of and during the continuation of any Event of Default under the ACOLT Indenture under the Uniform Commercial Code as in effect in the State of New York in accordance with and pursuant to the ACOLT Indenture.

Section 9. Nonencumbrance. The undersigned will not and ACOLT has not directed and will not direct VAULT to sell, assign, transfer, pledge or encumber in any other manner the VAULT Pledged Collateral (except as in favor of the Pledgees hereunder), except the rights of ACOLT as Applicable Trust Beneficiary in the Leased Vehicles related to the Lease Assets granted under the VAULT Trust Agreement, which rights are not included in the VAULT Pledged Collateral.

Section 10. ACOLT Transaction Documents. This Agreement is executed in connection with the ACOLT Transaction Documents and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 11. Additional Terms. In addition to the agreements set forth in Section 5, the Pledgees hereby agree to release (or cause to be released) all of their respective interests in the VAULT Pledged Collateral upon the occurrence of the full and complete satisfaction of the Secured Obligations and upon satisfaction and discharge of the ACOLT Indenture pursuant to Section 4.1 of the ACOLT Indenture, which release shall be automatic upon such full and complete satisfaction of the Secured Obligations.

Section 12. Miscellaneous.

(a) The Section headings herein are for convenience only and shall not affect the construction hereof.

(b) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(c) This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(d) This Agreement shall be binding upon the parties hereto and their successors and assigns, whether so expressed or not, and shall inure to the benefit of the parties hereto and the successors and assigns of the Pledgees, whether so expressed or not.

(e) No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Pledgees and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

(f) All notices, demands, instructions, consents and other communications required or permitted to be given to or made by any party hereto hereunder shall be as specified in Part III of Exhibit I to the Declaration of Trust or, if not set forth therein, in Appendix A of the Administration Agreement.

(g) Notwithstanding any other provision of this Agreement and notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date which is one year and one day after the final distribution to the Secured Noteholders or the ACOLT Certificateholder, acquiesce, petition or otherwise invoke or cause VAULT to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against VAULT under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of VAULT or any substantial part of its property, or ordering the winding up or liquidation of the affairs of VAULT.

(h) In accordance with the provisions of the VAULT Trust Agreement, the Pledgees hereby acknowledge the terms of the VAULT Trust Agreement.

(i) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of ACOLT, (b) each of the representations, undertakings and agreements herein made on the part of ACOLT is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only ACOLT, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of ACOLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by ACOLT under this Agreement or the other ACOLT Transaction Documents.

(j) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of AART, (b) each of the representations, undertakings and agreements herein made on the part of AART is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only AART, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of AART or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by AART under this Agreement or the other Transaction Documents.

(k) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally but solely as trustee of VAULT, (b) each of the representations, undertakings and agreements herein made on the part of VAULT is made and intended not as personal representations, undertakings and agreements by BNY Mellon Trust of Delaware but is made and intended for the purpose of binding only VAULT, and (c) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of VAULT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by VAULT under this Agreement or otherwise.

(l) By its written acknowledgment of this Agreement, ACOLT hereby authorizes and directs the VAULT Trustee and VAULT to enter into this Agreement with respect to ACOLT’s Applicable Trust Estate.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

VEHICLE ASSET UNIVERSAL LEASING TRUST

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as VAULT Trustee

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

ALLY CENTRAL ORIGINATING LEASE TRUST

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as ACOLT Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

VAULT Pledge and Security Agreement (AART 2014-SN2)

ALLY BANK, as a Secured Noteholder

By:
Name:
Title:

ALLY AUTO ASSETS LLC, as a Secured Noteholder

By:
Name:
Title:

ALLY AUTO RECEIVABLES TRUST 2014-SN2, as a Secured Noteholder

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as AART Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

VAULT Pledge and Security Agreement (AART 2014-SN2)